UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event
 reported)                                  March 11, 2008 (March 6, 2008)
                                            ------------------------------------

                               L.B. Foster Company
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             (Exact name of registrant as specified in its charter)


        Pennsylvania               000-10436                    25-1324733
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(State or other jurisdiction      (Commission                (I.R.S. Employer
    of incorporation)             File Number)              Identification No.)


 415 Holiday Drive, Pittsburgh, Pennsylvania                       15220
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  (Address of principal executive offices)                       (Zip Code)


 Registrant's telephone number, including area code     412-928-3417
                                                        ------------------------

                                      None
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 6, 2008, Henry J. Massman IV and John W. Puth each stated that he would not stand for reelection as a director of the Registrant at the Registrant's May 28, 2008 shareholders' meeting.

Mr. Puth, age 78, has been a director of Registrant since 1977 and has decided to retire.

Mr. Massman, age 45, has been a director of the Registrant since 1998. Mr. Massman has concluded that he is unable to continue devoting sufficient time to being a director of a publicly traded corporation in light of his other business interests.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. FOSTER COMPANY
                                          -------------------
                                          (Registrant)


Date:  March 11, 2008
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                                          /s/ David J. Russo
                                          ------------------
                                          David J. Russo
                                          Senior Vice President
                                          Chief Financial Officer and Treasurer